COMMON SHARE	12 Months Ended
Mar. 31, 2015
COMMON SHARE
COMMON SHARE

14.COMMON SHARE

Before the completion of the IPO in April 2014, the Class A and Class B common shares were owned by Mr. Ligang Zhang, his spouse and other shareholders. Immediately prior to the completion of the IPO, Class B common shares were automatically converted into Class A common shares on a one-for-one basis and 805,100 of the Group’s outstanding Class A common shares held by Time Intelligent Finance Limited were redesignated into Class C common shares. According to the Company’s Amended and Restated Articles of Association which became effective upon the completion of the IPO, the Company currently has two classes of authorized ordinary shares, Class A common shares and Class C common shares.

All Class C common shares are held by Time Intelligent Finance Limited and beneficially owned by Mr. Ligang Zhang’s family trust. The rights of the holders of Class A and Class C common shares are identical, except with respect to voting and conversion rights. Each Class A common share is entitled to one vote per share, while each Class C common share is entitled to 15 votes per share and is convertible at any time into one Class A common share. Holders of Class A and Class C common shares shall at all times vote together as one class on all matters subject to a shareholders’ vote.

On April 9, 2014, the Company completed its IPO in NASDAQ and a concurrent private placement. The Company newly issued 5,215,794 Class A ordinary shares, consisting of (i) 3,787,223 Class A common shares offered through IPO, and (ii) 1,428,571 Class A common shares issued in connection with the concurrent private placement. All of the Company’s preferred shares were automatically converted into 20,781,515 Class A common shares.

On May 9, 2014, the Company issued an additional 514,556 Class A common shares to the investment bankers for excising the Green Shoe option.